Exhibit 10.47
                                 REVOLVING NOTE
                                                                    Renewal*
$100,000.00                SARASOTA FL                              06/07/00
                           (City)(State)                            (Date)

For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SOUTHTRUST BANK of Florida, National Association (hereinafter called the "Bank" or, together with any other holder of this note, the "Holder"), at any office of the Bank in Sarasota, FL, or at such other place as the Holder may designate, the sum of ONE HUNDRED THOUSAND AND NO/100 Dollars, together with Interest thereon at the rate and one the date(s) provided below from the date of this note until maturity, and with interest on the aggregate unpaid principal and accrued interest after maturity at the rate which is 2 percent per annum in excess of the rate stated below or the maximum rate allowed by law, whichever is less, from maturity until said aggregate indebtedness is paid in full.

X VARIABLE RATE

Interest will accrue on the above-stated principal sum at the rate per annum which is 1.500 percentage points in excess of the Base Rate. As used in this note, the term 'Base Rate' means the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by the Bank. The Base Rate on the date of this note is 9.500 percent. The rate of interest payable under this note will change to reflect any change in the Base Rate: X on any day the Base Rate changes. ___On the day of each month thereafter. _ on the day each payment of interest is due as provided below. Obligors may prepay this note in full at any time without penalty.

FIXED RATE Interest will accrue on the above-stated principal sum at the rate of _____ percent per annum from the date of this note until maturity.

The above-stated principal sum shall be paid In full:

X On August 12,2000. on demand. on demand, but if no demand is made, then on . Accrued Interest on the unpaid balance of the principal sum shall be paid: X monthly on the 12th day of each month beginning JULY 12, 2000, quarterly beginning on ______________________, on the day of each month thereafter, and at maturity.

Until the earlier of maturity of this note, or the occurrence of any event giving Bank the right to accelerate maturity of this note as provided below. or written or oral notice to any Obligor of Bank's election to terminate the line of credit (which notice Bank may give at its discretion), the undersigned may borrow hereunder. prepay the principal sum in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such borrowings does not exceed the principal amount of this note at any time. Bank may require that borrowings be made only upon at 'east one banking day's written notice to Bank. For the privilege of having such credit available, the undersigned agrees to pay Bank a commitment fee of n/a percent per annum on the unused portion of the principal sum of this note, such fee to be calculated and payable as follows:

INTEREST the principal sum will be calculated at the rate set forth above on the basis of a 360 day year and the actual number of days elapsed by multiplying the principal sum by the per annum rate set forth above, multiplying the product thereof by We actual number of days elapsed, and dividing the product so obtained by 360.

LOAN FEE (this provision applicable only if completed): A loan fee in the amount of $500.00 has been _____ advanced to Obligors as a loan under this note and paid to the Bank x paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.

LATE CHARGE: If a payment of the principal sum is late 10 days or more, in addition to interest after maturity as provided above. Obligors promise to pay a late charge equal to one-half of one percent (1/2%) of the amount of the payment which is late, subject to a minimum late charge of $.50 and a maximum late charge of $250.00

         This note is secured by every security agreement, pledge, assignment, stock power and/or mortgage covering personal or real properly (all of which are hereinafter included in the term "Separate Agreements") which secures an obligation so defined as to Include this note, including without limitation all such Separate Agreements which are of even date herewith and delivered to the Bank and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the Holder (including the Indebtedness evidenced by this note and all extensions, renewals, and substitutions thereof) and all claims of every nature of the Holder against the Obligors, whether present or future, and whether joint, several, absolute, contingent, matured, unmatured, liquidated, unliquidated, direct or Indirect (all of the foregoing are hereinafter included In the term 'Obligations") the Obligors hereby grant to the Holder a security Interest in and security title to the properly described below: (Describe Separate Agreements and Collateral)

         AS FURTHER DESCRIBED IN SECURITY AGREEMENT DATED 06/07/00 AND ALSO AS DESCRIBED IN UCC FILING #970000107342, FILED 05/19/97.

         If this note is payable on demand, or on demand but not later than a stated date, all of the Obligations shall be due and payable in full upon demand by Holder, whether or not any default described below has occurred and whether or not the Holder reasonably deems itself to be insure. If this note has no provision for payment on demand, the following terms apply: If default occurs in the payment of any of the Obligations when due or with respect to any condition or agreement contained in this note; or if for any reason whatever the Collateral shall cease to be satisfactory to the Holder; or in the event of death (if an individual) or dissolution (if a partnership or corporation) of, insolvency of, general assignment by, filing of petition under any chapter of the Federal Bankruptcy code by or against, filing of application in any court for receiver, for judgment against, issuance of a writ of execution, attachment or garnishment against, or against any of the property of, any Obligor or any Indorser or guarantor of this note; or if there occurs any default or event authorizing acceleration as contained in any Separate Agreement; or if at any time in the sole opinion of the Holder the financial responsibility of any Obilgor or any Indorser or guarantor of this note shall become impaired; then, if any of the foregoing occur, all unpaid amounts of any and all of the Obligations shall, at the option of the Holder and without notice or demand, become immediately due and payable, notwithstanding any time or credit allowed under any of the obligations or under any instrument evidencing the same.

         With respect to any and all Obligations, the obligors and any indorsers of this note severally waive the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the constitution and laws of the United States or of any state thereof; (2) demand, presentment, protect, notice of dishonor, suit against any party and all other requirements necessary to charge or hold any Obligor liable on any Obligation; (3) any further receipt for or acknowledgment of the Collateral now or hereafter deposited or statement of indebtedness; (4) all statutory provisions and requirements for the benefit of any Obligor, now or hereafter in force (to the extent that same may be waived); (5) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be adverse parties. The Obligors severally agree that any Obligations of any Obligor may from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligation may from time to time, in whole or in part, be exchanged, sold, or released, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor. The Obligors jointly and severally agree to pay all filing fees and taxes in connection with this note or the Collateral and all costs of collecting or securing or attempting to collect or secure any obligations, including a reasonable attorney's fee if an attorney, not a salaried employee of the Holder, is consulted with reference to suit or otherwise.

         The Obligors shall be jointly and severally liable for all indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provision printed on the back of this page are a part of this note. The provisions of this note are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the Holder, its successors and assigns. This note is executed under the seal of each of the Obligors and of the Indorsers, If any.

*This is a renewal of a note that matured.  1/1/00.

                                          SURGICAL SAFETY PRODUCTS, INC.

No. 7301868-00002                         By /s/ G Michael Swor
                                             --------------------------
                                             PRESIDENT/DIRECTOR    Title
                                             G. MICHAEL SWOR

Officer: B. EDWIN WYATT, JR.
Signature  /s/ B. EDWIN WYATT, JR.               (SEAL)
Branch: Business Banking

        THIS NOTE IS A RENEWAL OF A NOTE ON WHICH DOCUMENTARY STAMP TAXES
                                 HAVE BEEN PAID

                Additional Terms and Conditions of Revolving Note
                       (Terms Continued from Reverse Side)

         As additional Collateral for the payment of all Obligations, the Obligors jointly and severally transfer, assign, pledge, and set over to the Holder and grant the Holder a continuing lien upon and security interest in, any and all properly of each Obligor that for any purpose. whether In trust for any Obligor or for custody, pledge, collection or otherwise. is now or hereafter in the actual or constructive possession of, or In transit to, the Holder In any capacity, Its correspondents or agents, and also a continuing lien upon and or right of set-off against all deposits and credits of each Obligor with, and all claims of each Obligor against, the Holder now or at any time hereafter existing. The Holder is hereby authorized, at any time or times and without prior notice, to apply such property, deposits, credits, and claims, In whole or In part and in such order as the Holder may elect, to the payment of, or as a reserve against, one or more of the Obligations, whether other Collateral therefor Is deemed adequate or not. Ali such properly, deposits. credits and claims of the Obligors are Included In the term Collateral. and the Holder shall have (unless prohibited by law) the same rights with respect to such Collateral as It shall have with respect to other Collateral.

         Without the necessity for notice to or consent of any Obligor, the Holder may exercise any rights of any of the Obligors with respect to any Collateral, including without limitation thereto the following rights: (1) to record or register In, or otherwise transfer Into, the name of the Holder or Its nominee any part of the Collateral, without disclosing that the Holder's Interest Is that of a secured party; (2) to pledge or otherwise transfer any or all of the Obligations and/or Collateral, whereupon any pledgee or transferee shall have all the rights of the Holder hereunder, and the Holder shall thereafter be fully discharged and relieved from all responsibility and liability for the Collateral so transferred but shall retain all rights and powers hereunder as to all Collateral not so transferred; (3) to take possession of any Collateral and to receive any proceeds of and dividends and Income on any Collateral, Including money, and to hold the same as Collateral or apply the same to any of the Obligations, the manner, order and extent of such application to be In the sole discretion of the Holder; (4) to exercise any and all rights of voting, conversion, exchange, subscription or other rights or options pertaining to any Collateral; and (5) to liquidate, demand, sue for, collect, compromise, receive and receipt for the cash or surrender value of any Collateral. It for any reason whatsoever the Collateral shall cease to be satisfactory to the Holder. the Obligors shall upon demand deposit with the Holder additional Collateral satisfactory to the Holder. Surrender of this note. upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for other Obligations, Upon default. the Obligors agree to assemble the Collateral and make it available to Holder at such place or places as the Holder shall designate.

         The Holder shall be deemed to have exercised reasonable care In the custody and preservation of any of the Collateral which Is in Its possession If It takes such reasonable actions for that purpose as the pledgor of such Collateral shall request In writing, but the Holder shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by said pledgor shall not be deemed a failure to exercise reasonable care. The Obligors shall be responsible for the preservation of the Collateral and shall lake all steps to preserve rights against prior parties. The Holder shall have the right to, but shall not be obligated to, preserve rights against prior parties; nor shall the Holder be liable for any failure to realize upon, or to exercise any right or power with respect to. any of the Obligations or Collateral, or for any delay in so doing.

         The Holder, without making any demands whatsoever, shall have the right to sell all or part of the Collateral, although the Obligations may be contingent or unmatured, whenever the Holder considers such sale necessary for its protection. Sale of the Collateral may be made, at any time and from time to time, at any public or private sale, at the option of the Holder. without advertisement or notice to any Obligor, except such notice as Is required by law and cannot be waived. The Holder may purchase the Collateral at any such sale (unless prohibited by law) free from any equity or redemption and from all other claims. After deducting all expenses. including legal expenses and attorney's fees, for maintaining or selling the Collateral and collecting the proceeds of sale, the Holder shall have the right to apply the remainder of said proceeds in payment of, or as a reserve against, any of the Obligations, the manner, order and extent of such application to be In the sole discretion of the Holder. To the extent notice of any sale or other disposition of the Collateral Is required by law to be given to any Obligor. the requirement of reasonable notice shall be met by sending such notice, as provided below, at least five (5) calendar days before the time of sale or disposition. The Obligors shall remain liable to the Holder for the payment of any deficiency, with interest at the rate provided herein above. However, the Holder shall not be Obligated to resort to any Collateral but, at Its election. may proceed to enforce any of the Obligations In default against any or all of the Obligors.

         The Obligors understand that the Bank may enter Into participation agreements with participating banks whereby the Bank will sell undivided Interests In this note to such other banks. The Obligors consent that the Bank may furnish Information regarding the Obligors, Including financial Information, to such banks from time to time, and also to prospective participating banks in order that such banks may make an Informed decision whether to purchase a participation In this note. The Obligors hereby grant to each such participating bank. to the extent of Its participation In this note, the right to set off deposit accounts maintained by the Obligors, or any of them. with such bank, against unpaid sums owed under this note. Upon written request from the Holder, the Obligors agree to make each payment under this note directly to each such participating bank in proportion to the participant's Interest In this note as set forth In such request from the Holder.

         If, at any time, the rate of interest payable under this note shall exceed the maximum rate of Interest permitted by applicable law, then, for such lime as the Interest rate would be excessive, Its application shall be suspended and there shall be charged Instead the maximum rate of Interest permitted under such law, and any excess interest paid by the Obligors or collected by the Holder shall be refunded to the Obligors or credited against the principal sum of this note, at the election of the Holder or as required by applicable law.

         The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of Its rights or remedies, and no waiver of any kind shall be valid, unless In writing and signed by the Holder. All rights and remedies of the Holder under the terms of this note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Obligors jointly and severally agree that the Holder shall be entitled to all the rights of a holder In due course of a negotiable instrument. This note shall be governed by and construed In accordance with the substantive laws of the United States and the state where the office of the Bank set forth above in the first paragraph of this note is located, other than the rules of such state governing conflicts of law. Any provision of this note which may be unenforceable or invalid under any law shall be Ineffective to the extent of such unenforceability or Invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficient It delivered to such person or It mailed. postage prepaid, to such person's address as It appears on this note or. If none appears, to any address of such person In the Holder's files. The Holder shall have the right to correct patent errors in this note. A photocopy of this note may be filed as a financing statement In any public office.

EACH INDORSER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS PRINTED OR OTHERWISE APPEARING ABOVE AND ON THE FACE OF THIS NOTE. INCLUDING THE PROVISION FOR PAYMENT OF ATTORNEYS' FEES FOR COLLECTION.

                         Signature See Separate Guaranty Dated 06/07/00   (SEAL)
                         Address
                         Signature
                         Address____________________________
                         Signature__________________________
                         Address____________________________
                         Signature__________________________
                         Address____________________________

                               SECURITY AGREEMENT

DEBTOR:                                        SECURED PARTY:

[Last name(s) first, if individual(s)]
__________________________________________     SOUTHTRUST BANK of Florida,
SURGICAL SAFETY PRODUCTS, INC.                 National Association
2018 OAK TERRACE, SUITE 400                    P.O. BOX 4705
         Mailing address                       SARASOTA, FL  34236

SARASOTA     SARASOTA   FL   33431
City                County        State   Zip

                                                                  Date: 06/07/00

1. For valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the Secured Obligations (as hereinafter defined), the undersigned (whether one or more than one, hereinafter referred to as "Debtor") hereby grants, bargains, sells conveys, assigns, and sets over to the Secured Party named above (hereinafter referred to as "Secured Party"), and grants to Secured Party a security interest in, the following property and rights of Debtor (check applicable box(es)):

XA. (Inventory and Documents) all inventory of Debtor, whether now owned or hereafter acquired by Debtor and whenever located, including, without limitation, all goods, merchandise, raw material, work in process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtors business and returned and repossessed goods; all Documents now or hereafter evidencing any such inventory; and all proceeds and products of the foregoing; and

XB. (Accounts, Intangibles, Instruments, Chattel Paper) all Accounts, General intangibles, instruments, and Chattel Paper, whether now existing or hereafter arising, and all proceeds of the foregoing, whether cash or non-cash, including returned and repossessed goods; and

XC. (Equipment) all Equipment, including without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith, whether any of the foregoing now owned or hereafter acquired by Debtor and wherever located, and all proceeds thereof (but inclusion of proceeds shall not be deemed to imply that Secured Party authorizes the sale or other transfer or disposition of any such Equipment); _ If this box is checked, the term "Equipment" as used in this agreement also includes Fixtures, including leasehold improvements and machinery and appliances which are attached to the real property in such a manner as to become Fixtures; and

_D. (Farm Products) all crops (whether annual or perennial) and all livestock (including fowl) and all natural increase thereof, all feed, seed, fertilizer and other supplies used or produced in farming operations, and all products of crops and livestock in their unmanufactured states, whether any of the foregoing is now owned or hereafter acquired by Debtor and wherever located, all contracts for the sale by Debtor of any of the foregoing, and all crop or acreage allotments, price supports or supplements and rights under governmental programs, and all proceeds of all of the foregoing, provided that no security interest attaches hereunder to crops which become such more than one year after this Security Agreement is executed unless the security interest in crops is given in conjunction with a lease or a land purchase or improvement transaction evidenced by a separate contract, mortgage, deed of trust or deed to secure debt. The security interest herein granted covers, without limitation, all crops growing or to be grown on the real property described on any Exhibit attached hereto.

(All  of the  property  and  rights  described  in A,  B,  C,  and D  above  (as
applicable)  are  sometimes   hereinafter   referred  to  collectively  as  "the
Collateral.")

2.   This  agreement,  and the security  interest  herein  granted,  secures the payment and performance of Eery loan and other extension of credit heretofore, now, or hereafter made to Debtor by Secured Party, and extensions or renewals thereof, all interest due or to become due to Secured Party on each such loan or other extension of credit, every note or other writing now or hereafter evidencing the obligation of Debtor to repay any such loan or other extension of credit and/or the interest thereon, every guaranty of payment or collection of the debt of another heretofore, now, or hereafter entered into by Debtor with Secured Party, every letter of credit reimbursement agreement heretofore, now, or hereafter entered into by Debtor with Secured Party, every lease of personal property heretofore, now, or hereafter entered into by Debtor with Secured Party, the payment and performance of all of Debtor's obligations under this agreement, and all other indebtedness and other obligations of Debtor to Secured Party, including all sums paid to Secured party for Debtor's account by Debtor or any other person which are later recovered back from Secured Party by Debtor or any creditor of Debtor or any representative of Debtor or of Debtor's creditors, such as a trustee in bankruptcy, whether any of the foregoing debts and other obligations are joint or several, primary or secondary, direct or indirect, otherwise secured or unsecured, whether originally payable or owed to Secured Party or acquired by Secured Party from another (the terms "with Secured Party" and "by Secured Party" in this sentence being expressly intended to include Secured Party's assignors and predecessors in interest), and whether now existing or hereafter incurred prior to termination of this agreement as hereinafter provided. (All the debts and other obligations described in the preceding sentence are hereinafter referred to collectively as the "Secured Obligations.")

3.   Debtor represents and warrants to Secured Party that:

     (a) Debtor's inventory, Equipment and/or Farm Products are kept or stored only at the address shown below Debtor's name at the beginning of this agreement and at the following address(s)(use separate schedule if necessary):

     Street Address      City       County       State         Zip

(Failure to list any address where Inventory, Equipment and/or Farm Products are kept shall not limit Secured Party" security interest, which covers all Inventory, Equipment and/or Farm Products of Debtor, wherever located.)

Debtor agrees not to keep or store any Inventory, Equipment and /or Farm Products at any address other than those set forth above except upon not less than 10 days advance notice in writing to Secured Party and upon compliance with the remaining terms of this agreement.

         (b) The address where the records concerning Debtor's Accounts are kept and the address of Debtor's chief executive office is the address shown below Debtor's name at the beginning of this agreement. Debtor agrees not to change the address where the records concerning Debtor's Accounts are kept or the address of Debtor's chief executive office except upon not less than 10 days advance notice in writing to Secured Party and compliance with the remaining terms of this agreement.
         (c) If Debtor is a corporation, Debtor is duly organized and existing in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which the nature of its business or the ownership of its properties makes qualification necessary.
         (d) If Debtor is a corporation, the execution, delivery, and performance of this agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's certificate of incorporation, by-laws, or other incorporation papers, or of an indenture, agreement, or undertaking to which Debtor is a party or by which Debtor is bound.
         (e) Except for the security Interest granted herein, and except as otherwise noted in writing hereon or on a schedule attached hereto, Debtor is, and as to Collateral acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance.

4. If paragraph 1.A., 1.C., or 1.D. above is marked, Debtor agrees with Secured Party as follows:

         Debtor will maintain insurance at all times with respect to all Inventory, Equipment and Farm Products against risk of fire (including so-called extended coverage), theft, water damage and such other risks as Secured Party may require from time to time and, in the case of motor vehicles, against risk of collision and vandalism, in such form, for such perils, and written by such companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance. Debtor my furnish such insurance through an existing policy or policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of 10 days written notice to Secured Party before cancellation. At request of Secured Party, Debtor will deliver such policies, or at Secured Party's option, certificates thereof, to Secured Party to be held by it. Debtor hereby appoints Secured Party the attorney -in-fact for Debtor for purposes of obtaining, adjusting, settling, and canceling such insurance and of endorsing in Debtor's name and giving receipt for checks and drafts issued in payment of losses and as return premium. In the event Debtor fails to provide any insurance as required herein, Secured Party may, at its option, purchase such insurance or, at Secured Party's option after 10 days notice to Debtor, insurance covering only Secured Party's interest in Inventory, Equipment and Farm Products and all return or unearned premiums thereon to Secured Party as additional collateral for the Secured Obligations.

5. If paragraph 1.A. above is marked, Debtor agrees with Secured Party as follows:

         (a) Debtor will allow Secured Party and any of its officers, agents, attorney, or accountants to examine or inspect the inventory wherever located at all reasonable times and to examine, inspect, and make extracts from Debtor's books and records.

         (b) Debtor will keep the Inventory, all Documents with respect thereto, and proceeds of both free from any adverse lien, security interest or encumbrance, except that Debtor may, with Secured Party's written consent obtained in advance, grant a security interest in its Accounts. General intangibles, instruments, and/or Chattel Paper to another creditor. Debtor will keep the Inventory in good condition, and will not waste or destroy any of the same. Debtor will not use the Inventory in violation of any statute or ordinance.

         (c) Until the occurrence of a default hereunder, Debtor may use the Inventory in any lawful manner which is consistent with Debtor's usual business and is not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon, and may sell the Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of a default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's usual business.

 IN WITNESS WHEREOF, Debtor has executed this agreement under seal, or the officers or agents of Debtor thereunto duly authorized have executed this agreement on behalf of Debtor, on or as the date set forth above.

         The provisions on the reverse side and on any attachments are part of this agreement.


ATTEST OR WITNESS:

/s/ B.  Edwin Wyatt                  SURGICAL SAFETY PRODUCTS, INC.(SEAL)
______________________               By /s/ G M Swor
                                      ----------------------------------
                                     PRESIDENT/DIRECTOR
                                     G. MICHAEL SWOR         Title
                                            Signature                (SEAL)

   (d)Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts which are proceed of Inventory or Farm Products promptly after they arise. Unless Secured Party shall have otherwise agreed with Debtor in writing, Debtor will deliver to Secured Party, promptly upon receipt, all proceeds (except goods) of the Inventory of Farm Products received by Debtor, including proceeds of such Accounts, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agreed to make) Debtor agrees not to mingle any proceeds of the Inventory or Farm Products with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. To evidence Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party in such form as Secured Party may request and Secured Party shall have the full power and authority to collect, compromise, endorse, sell, or otherwise deal with proceeds in its own name or that of Debtor. Secured Party in its discretion may apply cash proceed to the payment of any of the Secured Obligations or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

         (e)With respect to proceeds of the Collateral in the form of Accounts, Secured Party may at any time before or after default notify account debtors that the Accounts have been assigned to Secured Party and shall be paid to Secured Party. Upon request of Secured Party at any time Debtor will so notify such account debtors and will indicate on all invoices to such account debtors that the Accounts are payable to Secured Party.

6. If paragraph 1.B. is marked above, Debtor hereby agrees with Secured Party as follows:

   (a)For the consideration recited in paragraph 1 above, Debtor hereby leases to Secured Party, during the term of this agreement, all file cabinets, books, ledgers, microfilm, microfiche, magnetic tapes, magnetic discs, and other information retrieval or storage systems, on which, any of Debtor's records concerning its Accounts, General Intangibles, Instruments, and Chattel Paper, are kept or stored. Debtor agrees to deliver all of the foregoing property, or any part thereof specified by Secured Party, to Secured Party upon request. Debtor agrees that Secured Party may come on any premises where any of such property is located at any reasonable time to take possession of such property, and that the entry of such premises by Secured Party will not constitute a trespass and the taking of such property by Secured Party will not constitute a trespass to, or conversion of, any such property.

         (b)Secured Party shall have the right at any time, whether before or after the occurrence of a default hereunder by Debtor, to notify any or all account debtors on the Accounts or General Intangibles, and any or all obligors on the Instruments or Chattel Paper, to make payment directly to Secured Party, or to make payment to an address (a "lock box") under the exclusive control of Secured Party. Upon request of Secured Party, Debtor agrees immediately to notify such account debtors and obligors to make payment directly to Secured Party or to such lock box and to place Secured Party's address or such lock box's address on Debtor's invoices and statements as the address to which payment should be made. To the extent Secured Party does not so elect to notify, or does not request Debtor to notify, the account debtor or obligors, Debtors shall continue to collect the Collateral. Debtor agrees not to mingle any proceeds of any of the Collateral with any of

Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for the Secured Party until delivery thereof is made to Secured Party. Debtor agrees to deliver all proceeds of the Collateral, in precisely the form received by Debtor, except for the endorsement of Debtor where necessary to permit the collection of such proceeds (which endorsement Debtor hereby agrees to make). Secured Party may apply such proceeds to any of the Secured Obligations, whether or not such Secured Obligations shall have matured by their terms, or Secured Party may at its option, release such proceed to Debtor for use in Debtor's business. Secured Party need not apply nor give credit for any item included in such proceeds until Secured Party has received final payment therefor at its offices in cash or solvent credits acceptable to Secured Party.

         (c)Weekly, monthly, or at such other intervals as Secured Party shall designate, Debtor will deliver to Secured Party lists and agings of all of Debtor's Accounts in such form, and in such detail, as Secured Party shall require, together with copies of invoices, delivery receipts, bills of lading, and such other documents in support of Debtor's Accounts as Secured Party shall require.

         (d)If any of the Accounts arise out of contracts with the United States or any agency thereof, Debtor agrees to notify Secured Party thereof and to execute such documents as shall be necessary to permit Secured Party to perfect its right to receive payment under the federal Assignment of Claims Act.

         (e)Upon request of Secured Party, Debtor will purchase insurance covering the loss of, and cost of reconstruction of, Debtor's records of its Accounts, General Intangibles, Chattel Paper and Instruments, such insurance to be issued by an insurer acceptable to Secured Party and to contain such coverage provisions as Secured Party shall request.

7.       Debtor hereby covenants, represents, and warrants as follows:

         (a)Debtor agrees to keep all records concerning the Collateral in a fireproof and safe place and, upon request of Secured Party, to make such records available to Secured Party, its agents, attorneys, and accountants, at any reasonable time and without hindrance or delay to allow Secured Party to inspect, audit, check or make extracts from such records.

         (b)Debtor hereby represents, warrants and agrees with Secured Party that: (i) (except as otherwise noted in writing hereon or in a schedule attached to this agreement) Debtor is the owner of the Collateral, free and clear of all liens and encumbrances, and has the full right and power to transfer the Collateral to Secured Party and to grant to Secured Party the security interest provided in this agreement; (ii) Debtor will not make any other assignments of the Collateral, nor create any other security interest therein, nor permit any other financing statement to filed in any public office with respect thereto (except as otherwise expressly agreed in writing by Secured Party), nor permit either Debtor's or Secured Party's rights therein to be reached by attachment, levy, garnishment, or other judicial process; (iii) each debt owing to Debtor which is a part of the Collateral, and all names of all account debtors, amounts owing, due dates, and other facts appearing on Debtor's records relating thereto, are true, correct and genuine and are what they purport to be, and each such debt arises out of a bona fide sale of goods or other property sold and delivered to, or out of services heretofore rendered by Debtor to, the account debtors so indicated, and the amount of each such debt is unconditionally owed to Debtor by each such account debtor, except for normal cash discounts, and is not subject to any offset, credit, deduction, or counterclaim, and Debtor is sole owner thereof; (iv) Debtor will promptly notify Secured Party in writing in the event any such account debtor refuses to accept or returns any goods which are subject to any debt owed to Debtor for credit allowance, adjustment, offset or counterclaim by any such account debtor; (v) Debtor agrees not to sell or otherwise dispose of any Equipment except worn out or obsolete Equipment which are immediately replaced with the certificate of title therefore; (vi) Debtor agrees not to sell, collect, assign, negotiate, or otherwise transfer any of Debtor's Inventory, Accounts, General Intangibles, Instruments, or Chattel Paper outside the ordinary course of Debtor's business as conducted on the date of this agreement; and (vii) all of Debtor's Inventory is and will be produced in compliance with the federal Fair Labor Standards Act.

         (c)Debtor hereby irrevocably makes, constitutes, and appoints Secured Party and any of its officers or designees as Debtor's true and lawful attorney-in-fact with full power and authority to do any and all acts necessary or proper to carry out the Intent of this agreement, including, without limitation, the right, power and authority (i) to receive and give receipt for any amount or amounts due or to become due to Debtor on account of the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit or otherwise, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and otherwise deal in and with the collateral and any proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or proceeds of the Collateral therefrom, and deliver the remainder of such mail to Debtor; and (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon Secured Party's security interest hereunder; but Secured Party shall not be under any duty to exercise such authority or power or in any way responsible for collecting or realizing upon the Collateral. Debtor hereby ratifies and confirms all that Secured Party, its officers or designees, shall do as such attorney-in-fact by virtue of the foregoing powers, which power is coupled with an interest and are irrevocable until this agreement has been terminated as hereinafter provided.

8. (a)Debtor shall do, make, execute, and deliver to Secured Party all such additional and further acts, assignments, assurances, and instruments as Secured Party may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the proceeds thereof. Debtor will deliver all Instruments, Documents, and Chattel Paper which constitute a part of the Collateral to Secured Party upon request, duly endorsed by Debtor to the order of Secured Party or in blank in form satisfactory to Secured Party.

         (b)Debtor will pay promptly when due all taxes and assessments upon the Collateral or any part thereof, upon its use or operation, upon the proceeds thereof, upon this Security Agreement, or upon any note or notes evidencing the Secured Obligations. At its option, Secured Party may discharge any taxes, liens, security interests or other encumbrances at any item levied or placed on the Collateral or any part thereof and my pay for the maintenance and preservation of the Collateral, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization.

         (c)All sums expended by Secured Party which Debtor is obligated to reimburse Secured Party under this agreement shall bear interest from the date reimbursement is due until the date paid at the rate provided in the note evidencing the Secured Obligation with respect to which the sum was expended by Secured Party, or if no single such note exists or is identifiable, then at the rate which is two percentage points in excess of the average of the prime rates of the three largest banks in New York City three business days before expenditure was made, but in any event not more than the maximum rate allowed by law. All such sums and the interest thereon shall be secured by the security interest granted in this agreement.

         (d)At the request of Secured Party, Debtor will execute financing statements pursuant to the Uniform Commercial Code in form and number satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Debtor agrees that a carbon or photostatic copy of this agreement may be filed as a financing statement in any public office. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor's expense. Without the written consent of Secured Party, Debtor will not allow an adverse financing statement covering any of the Collateral to be on file in any public office. Secured Party may elect not to perfect its security interest in all or any part of the Collateral without discharging or otherwise impairing its rights against Debtor or any other party.

9. Any or all of the Secured Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any instrument evidencing any such Secured Obligation, become immediately due and payable without notice or demand upon the occurrence of any of the following events, each of which shall constitute a default hereunder;

         (a) Debtor's failure to pay or perform as and when due any of the Secured Obligations or any note evidencing the same;

         (b)Debtor's failure to pay or perform as and when due any covenant contained in this agreement or if any warranty or representation made or any writing furnished to Secured Party by or on behalf of Debtor in or in connection with this agreement is breached or is false or inaccurate in any material respect when made or furnished;

         (c)Any event occurs which results in the acceleration of maturity of any indebtedness or Debtor to others under any indenture, agreement, or undertaking;

         (d)Loss, theft, damage, or destruction of any material part of the Collateral, or any levy seizure, garnishment or attachment thereof or thereon;

         (e)Death, dissolution termination of existence, insolvency, cessation of business, or appointment of a receiver for any part of the property of, general assignment for the benefit of creditors by, or the commencement of any proceeding under any chapter of the Federal Bankruptcy Code or any insolvency laws by or against, Debtor or any guarantor or surety for Debtor on any of the Secured Obligations.

10. Upon the occurrence of any event of default set forth in the preceding paragraph, and at any time thereafter, Secured Party shall have the right to take possession of all or any part of the Collateral and, with or without taking possession thereof, to sell the Collateral at one or more public or private sales, at Secured Party's option and collect the Accounts, Instruments, Chattel Paper, and General Intangibles which are a part of the Collateral. At Secured Party's request, Debtor agrees to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Debtor waves any notice of sale or other disposition of the Collateral and agrees that notice of sale or other disposition of the Collateral hereunder, or any part thereof, which cannot be waived shall be sufficient if such notice is delivered to Secured Party in writing for such purpose, at least ten (10) calendar days before the time of the sale or disposition. Debtor agrees to pay Secured Party on demand any and all expenses, including attorneys' fees in the amount of 15% of the unpaid balance of the Secured Obligations at the time of default(or the maximum fee allowed by law, if less than 15%, or a reasonable attorneys' fee if applicable law does not permit the parties to agree to the amount of the attorney's fee prior to default) incurred or paid by Secured Party in protecting or enforcing the Secured Obligations and the rights of Secured Party hereunder, including Secured Party's right to take possession of and sell or dispose of the Collateral, and in repossessing and storing the Collateral, collecting the Collateral, preparing the Collateral for sale, advertising and conducting such sale, and collecting the proceeds of such sale. Payment of all such expenses and the interest thereon shall be secured by the security interest granted in this agreement. The proceeds of any sale or other disposition or collection of the Collateral shall be applied, first, to the payment of all costs and expenses incurred by Secured Party in connection with such sale or other realization including, without limitation, attorneys' fees as specified above and all costs of litigation, and to the repayment of all advances made by Secured Party hereunder for the account of Debtor and the payment of all costs and expenses paid or incurred by Secured
Part in connection with this agreement or in the exercise of any right or remedy hereunder or under applicable law, to the extent that such advances, costs and expenses have not previously been paid to Secured Party upon demand to Debtor therefor; second, to the payment of the Secured Obligation in such order as Secured Party may elect; and third, to Debtor, or the person then entitled thereto, or as a court of competent jurisdiction may direct. No sale or other disposition are applied thereto. Debtor will remain obligated to pay any deficiency.

11. Secured Party shall have the right to set off the Secured Obligations against any indebtedness or liability of Secured Party to Debtor at any time existing. As additional security for the Secured Obligations, Debtor hereby transfers and assigns to Secured Party, and grants to Secured Party a security interest in, all account balances, credits, deposits, and rights of withdrawal of Debtor with Secured Party, whether now owned or hereafter acquired, and whether jointly or severally held, and Debtor agrees that Secured Party shall have a lien upon and security interest in all property of Debtor of every kind now or hereafter in the possession or control of Secured Party for any reason.

12. (a)Secured Party's rights and remedies hereunder, under other agreements or instruments, and under applicable law (including the Uniform Commercial Code) are cumulative and may be exercised successively or concurrently. Secured Party shall not be deemed to have waived any of its rights hereunder, under any other agreement or instrument, or under law except in a writing signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and a written waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

     (b)Whenever there is no outstanding Secured Obligation and no commitment on the part of Secured Party under any agreement which might give rise to a Secured Obligation, Secured Party will deliver to Debtor a written termination of this agreement upon written request therefor from Debtor. Prior to such termination this shall be a continuing agreement in every respect.

     (c)This agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the state where the address of Secured Party set forth above is located. This agreement is effective when signed by Debtor and delivered to Secured Party, and binds Debtor and inures to the benefit of Secured Party and their respective heirs, successors, and assigns. The provisions of this agreement are severable, and the invalidity or unenforceability of any provision hereof shall not affect the remaining provisions of this agreement.

     (d)All terms used in this agreement which are not expressly defined herein shall have the meaning, if any, assigned to them in Article 9 of the Uniform Commercial Code.

     (e)Time is of the essence of every provision of this Agreement.

                            REVOLVING LOAN AGREEMENT

         This Agreement dated June 7, 2000, made by and between  SURGICAL SAFETY
PRODUCTS,   INC.,   ("Borrower")  and  SOUTHTRUST  BANK  of  Florida,   National
Association ("Bank").
                                   WITNESSETH:

         That for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises herein made, Bank and Borrower, intending to be legally bound, agree as follows:

                         ARTICLE I - THE REVOLVING LOAN

         Section 1.1 Bank hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Bank, upon the terms and conditions set forth in this Agreement, the principal sum of up to ONE HUNDRED THOUSAND AND NO/100 ($100,000.00) (the "Revolving Loan"). Borrower's obligation is repay the Revolving Loan and the interest thereon shall be evidenced by a promissory note (the "Note") in form and substance satisfactory to Bank. Until the earlier of August 2, 2000, or the occurrence of any Event of Default (as defined under Article VI of this Agreement), or written notice to Borrower of Bank's election to terminate the availability of new loans under this Agreement (which notice Bank may give at its discretion, whether or not an Event of Default has occurred or is threatened), Borrower may borrow hereunder, prepay the principal sum of such loans in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such loans does not exceed the maximum principal amount set forth in the preceding sentence of this Section
1.1. Bank may require at any time the loans be made upon at least one banking day's notice to Bank. Bank may also require at any time that loans be requested in writing on Bank's loan request form. Bank may disburse each loan by credit to Borrower's transaction account with Bank, by check, or in such other manner as Borrower and Bank may agree.

         Section 1.2. Borrower agrees to pay interest on the Revolving Loan at the rate(s), on the date(s) and calculated by the method, set forth in the Note.

         Section 1.3. Unless payment is required to be made earlier under the terms of the Note or pursuant to Section 6.2 of this Agreement following an Event of Default, Borrower shall pay the unpaid principal balance of the Revolving Loan in full on the maturity date of the Note.

         Section 1.4. For the privilege of having the Revolving Loan available, until the earlier of the termination of this Agreement or the effective date of Bank's election to terminate the availability of new loans, Borrower agrees to pay to Bank a commitment fee of 0.00% per annum on the unused portion of the maximum principal amount of the Revolving Loan, such fee to be calculated and paid as follows:
                ----------------------------------------------------------------

-------------------------------------------------------.

                            ARTICLE II - COLLATERAL

Section 2.1. The repayment of Borrower of its indebtedness under the Revolving Loan and the Note, and the performance by Borrower of all obligations under this Agreement, shall be secured by every mortgage and every security agreement (every "Separate Agreement") which secures obligations so defined as to include the Revolving Loan or the Note, and by all property of Borrower in, or coming into, the possession, control or custody of Bank, or it which Bank has or hereafter acquires a lien, security interest, or other right, including without limitation, the following (describe Collateral and Separate Agreements):

         AS FURTHER DESCRIBED IN SECURITY AGREEMENT DATED 06/07/00 AND ALSO AS DESCRIBED IN UCC FILING #970000107342, FILED 05/19/97.

(individually and collectively the "Collateral").

         Section 2.2. Borrower shall execute and deliver, or shall cause to be executed and delivered, such documents relating to the Collateral as Bank may from time to time request.

       ARTICLE III - REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT

         Section 3.1. Borrower is a Corporation duly organized and existing under the laws of the State of Florida, and is qualified to do business in all jurisdictions in which it conducts its business.

         Section 3.2. The execution and delivery by Borrower of, and the performance by Borrower of its obligations under, this Agreement, the Note and the Separate Agreements have been duly authorized by all requisite action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation by-laws, or other organizational documents, any law or any judgment, order or ruling of any court or governmental agency, or (ii) be in conflict with, result in a breach of, or constitute, following notice or lapse of time or both, a default under any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound.

         Section 3.3. Each of this Agreement and the Note is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms.

         Section 3.4. There are no pending or threatened actions or proceedings before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operation of Borrower.

         Section 3.5. The financial statement dated ____________, previously delivered by Borrower to Bank, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of that financial statement, there has been no mention adverse change in the financial condition of Borrower, and, after due inquiry, there exists no material contingent liability or obligation assertable against Borrower.

         Section 3.6. All federal, state and other tax returns of Borrower required by law to be filed have been completed in full and have been duly filed, and all taxes, assessments and withholds shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

         Section 3.7. The obligations of Borrower under this Agreement and the Note are not subordinated in right of payment to any other obligation of Borrower.

         Section 3.8. Borrower possesses all permits, memberships, franchises, contracts, licenses, trademark rights, trade names, patents, and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, permission, authorization, order or license of, any individual, entity, or governmental authority is necessary in connection with execution, delivery, performance or enforcement of this Agreement or the Note.

         Section 3.9. No event has occurred and is continuing which is, or which with the giving of notice or lapse to time or both would be, an Event of Default (as defined in Article VI) of this Agreement.

         Section 3.10. Borrower has good and marketable title to all of its properties and assets including, without limitation, the Collateral and the properties and assets reflected in the above- described financial statement.

         Section 3.11. The minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") have been met at all times with respect to all "plans" of Borrower to whish such standards apply; Borrower has not made a "partial withdrawal" or a "completed withdrawal" from any "multi-employer plan"; and no "reportable event" or "prohibited transaction" has occurred with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

         Section 3.12. Except as otherwise expressly disclosed by Borrower to Bank in writing on the date of this Agreement: No "hazardous substance" (as that term is defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ["CERCLA"]) has been released, discharged, disposed of, or stored on any of Borrower's owned or leased real or personal property by Borrower, by any third party, or by any predecessor in interest or title to Borrower; Borrower and all of Borrower's properties are in compliance with all applicable local, state and federal environmental laws and regulations; no notice has been served on Borrower by any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; no "hazardous substance" (as defined in CERCLA) is produced or used in Borrower's business; and no improvement on any real property owned or leased by Borrower contains any asbestos, including, without limitation, asbestos insulation on ceilings, piping or structural members or supports.

         Section 3.13. Bank shall not be obligated to make any loan under the Revolving Loan until Borrower shall have furnished Bank, at Borrower's expense, such evidence as Bank shall require regarding the truth or continue truth of the foregoing representations and warranties, including, without limitation, opinions of Borrower's outside legal counsel, opinions and certificates of Borrower's independent certified public accountants, surveys, appraisals, environmental audits by qualified environmental engineers selected by Bank, reports of other independent consultants selected by Bank, and certificates of Borrower's officers. All such evidence must be in form and content satisfactory to Bank.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall:

         Section 4.1. Deliver to Bank (i) within 30 days after fiscal quarter an unaudited income and expense statement and balance sheet, (ii) within 120 days after the end of each fiscal year statements of income and retained earnings of Borrower for the just-ended fiscal year, and a balance sheet of Borrower as of the end of such year, certified or compiled (at Bank's election) by the present independent certified public accountants of Borrower or by such other firm of independent public accountants as may be designated by Borrower and bee satisfactory to Bank, and (iii) with reasonable promptness, such other information as Bank may reasonably request.

         Section 4.2. Maintain its books, accounts and records in accordance with generally accepted accounting principles and shall permit any person or entity designated in writing by Bank to visit and inspect any of its properties, books and financial records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

         Section 4.3. Pay and discharge all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, unless the legality thereof shall be promptly and actively contested in good faith by appropriate proceedings, and unless adequate reserves for such liability are maintained by Borrower pending determination of such contest.

         Section 4.4. Maintain its existence in good standing in the state of its organization or incorporation of its qualification and good standing in all jurisdictions where such qualification is required under applicable law, and conduct its business in the manner in which it is now conducted subject only to changes made in the ordinary course of business.

         Section 4.5. Promptly notify Bank in writing of the occurrence on any Event of Default or of any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower.

         Section 4.6. Maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, fire, public liability, casualty, property damage, flood damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate. Borrower shall deliver to Bank from time to time at Bank's request copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect.

         Section 4.7. Keep all of its properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's property shall be fully and efficiently preserved and maintained.

         Section 4.8. Perform or take, on request of Bank, such action as may be necessary or advisable to perfect any lien or security interest in the Collateral or otherwise to carry out the intent of this Agreement.

         Section 4.9. Pay or reimburse Bank for any out-of-pocket expenses, including attorney's fees, incurred by Bank in preparing or enforcing this Agreement, the Note, and the Separate Agreements, or in collecting the Revolving Loan and any other sum due under the Note or this Agreement after default by Borrower in the payment thereof.

         Section 4.10. Fund all of its "plans" to which the minimum funding standards of Section 302 of ERISA apply in accordance with such standards; furnish Bank, promptly upon Bank's request, copies of all reports or other statements filed with, or received from, the United States Department of Labor, the Internal Revenue Service, or the Pension Benefit Guaranty Corporation with respect to all of Borrower's "plans"; and promptly advise Bank of the occurrence of any "reportable event" or "prohibited transaction" with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

         Section 4.11. Comply with all applicable present and future local, state and federal laws, including, without limitation, environmental laws and regulations; notify Bank immediately if any "hazardous substance" (as defined in CERCLA) is released, discharged, disposed of, stored, or discovered on any real or personal property owned or leased by Borrower; notify Bank in writing within three days after Borrower receives notice from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; and permit Bank from time to Time to observe Borrower's operations and to perform tests (including soil tests and ground water tests) for "hazardous substances" on any real or personal property owned or leased by Borrower.

         Section 4.12. Maintain its principal transaction account with Bank.

         Section 4.13. Use the proceeds of the Revolving Loan only for RENEWAL OF REVOLVING LINE OF CREDIT - PROVIDING NEW MATURITY DATE OF 8/12/00

         Section 4.14. NOTIFY BANK OF INTENTIONS REGARDING LOAN NO LATER THAN 7/12/00. BORROWER AGREES TO EITHER P/O & CLOSE LINE OR PROVIDE ACCEPTABLE COLLATERAL. BORROWER AGREES THAT THE FULL GUARANTEES OF G. MICHAEL SWOR AND ANDREA SWOR FROM THE ORIGINAL LOAN AGREEMENT DATED 5/2/97 ARE STILL IN FULL EFFECT WITH THE EXTENSION OF THIS OBLIGATION.

                         ARTICLE V - NEGATIVE COVENANTS

         Borrower covenants and agrees that, without the prior written consent of Bank, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall not:

         Section 5.1. Use any proceeds of the Revolving Loan except for the purposes stated in Section 4.13.

         Section 5.2. Make any additional investment in fixed assets in any one fiscal year in excess of a yearly aggregate of $_______________.

         Section 5.3. Create, incur, assume, or suffer to exist any indebtedness of any description whatsoever not existing as of the date of this Agreement, except (I) indebtedness incurred under this Agreement, (ii) any trade indebtedness incurred in the ordinary course of business payable within 60 days of its incurrence, and (iii)________________________________________.

         Section 5.4. Merge, consolidate or enter into a partnership or joint venture with any other person or entity; or sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets, except sales of inventory in the ordinary course of business, or change its name, or change the location of its chief executive office.

         Section 5.5. Guarantee or become contingently liable for any obligation or indebtedness of any other person or entity, except that Borrower may endorse negotiable instruments for collection in the ordinary course of business.

         Section 5.6. Make any loans, advances or extensions of credit to any person or entity

         Section 5.7. Pay or declare any dividend on any of its capital stock after the date hereof, provided, however, that if Borrower is an S Corporation, it may pay dividends not to exceed the amount of income taxes payable by its shareholders attributable to Borrower's income.

         Section 5.8. Grant any lien on or security interest in, or otherwise encumber, any of its properties or assets including, without limitation, the collateral, and, except for liens for taxes not yet due and payable or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves are being maintained by Borrower and those liens disclosed to Bank by Borrower in writing prior to the execution of this Agreement, Borrower shall not permit to exist any lien, security interest or other encumbrance on any of its properties or assets.

         Section 5.9. Take, or fail to take, any act if such act or failure to act results in the imposition of withdrawal liability under Title IV of ERISA.

         Section 5.10. Release, discharge, dispose of, store, accept or receive for storage or disposal, or allow to be stored or disposed of, any "hazardous substance" (as defined in CERCLA) on or in any real or personal property owned or leased by Borrower, except as otherwise expressly consented to by Bank in writing; or release, discharge, use, transport, or dispose of any "hazardous substance" in an unlawful manner.

         Section 5.11.

     (a)  Permit its working capital to be at any time less than $ n/a;
     (b) Permit the ratio of its current assets to its current liabilities to be at any time less than n/a to 1.0;
     (c)  Permit its tangible net worth to be at any time less than $ _____;
     (d) Permit the ratio of its total liabilities to its tangible net worth to be at any time greater than n/a to 1.0;
     (e)  Permit is Fixed Charge Coverage to be less than n/a;
     (f) Change the dates of its fiscal year now employed for financial and accounting purposes;
     (g)______________________________________________;
     (h)______________________________________________.

                  ARTICLE VI - EVENTS OF DEFAULT AND REMEDIES

         Section 6.1. Any one or more of the following shall constitute an Event of Default hereunder by Borrower;

         (a) Failure to pay when due any payment of principal or interest due on the Note or any other sum due hereunder; or

         (b)Failure to pay when due any payment of principal or interest due on any other obligation for money borrowed or the deferred purchase price of goods or services; or

         (c)Default under any Separate Agreement or any other document, note, agreement, mortgage, security agreement, instrument, or understanding with, held by, or executed in favor of Bank; or

         (d)Should any representation or warranty contained herein or made by or furnished on behalf of Borrower in connection herewith be false or misleading in any material respect as of the date made; or

         (e)Failure to perform or observe any covenant or agreement contained in Articles IV or V of this Agreement; or

         (f)Failure to pays its debts generally as they become due; or

         (g) Borrower's or any Guarantor's making or taking any action to make an assignment for the benefit of creditors, or petitioning or taking any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or commencing or taking any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect, including without limitation, any chapter of the federal Bankruptcy Code; or, if there shall have been filed or commenced against Borrower or any Guarantor any such petition, application or proceeding which is not dismissed within 30 days or in which an order for relief is entered; or should Borrower or any such Guarantor by any act or omission indicate its approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties; or should Borrower or any such Guarantor suffer to exist any such custodianship, receivership or trusteeship; or

         (h) Borrower's or any Guarantor's concealing, removing, or permitting to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of the, making or suffering a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or making any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffering or permitting, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within 30 days after the date thereof; or

         (i)  Occurrence of any of the following with respect to Borrower or any
Guarantor: death (if individual), death of a general partner (if a partnership), dissolution or cessation of business (if a partnership, corporation, or other organization), or insolvency. Section 6.2. Upon the occurrence and continuation of an Event of Default, Bank may (i) terminate all obligations of Bank to Borrower, including, without limitation, all obligations to lend money under this Agreement, (ii) declare immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived, the Note and any other note of Borrower held by Bank, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, a reasonable attorney's fee if collected by or through an attorney who is not a salaried employee of Bank, in bankruptcy or in other judicial proceedings) and (iii) pursue any remedy available to it under this Agreement, under the Note, under any note of Borrower held by Bank, or available at law or in equity.

                            ARTICLE VII - DEFINITIONS
         Section 7.1.

         As used in this Agreement, the following terms shall have the meanings set forth below:

         (a) Accounting terms used in this Agreement such as "net income", "working capital", "current assets", "current liabilities", "tangible net worth", and "total liabilities" shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with, generally accepted accounting principles.

         (b) "Agreement" means this Revolving Loan Agreement, as amended or supplemented in writing from time to time.

         (c) "Bank" means the banking corporation or association name in the first sentence of this Agreement and which executes this Agreement below as "Bank".

         (d) "Borrower" means the person or entity named in the first sentence of this Agreement and who executes this Agreement below as "Borrower". For the purposes of Section 3.11, 4.10, and 5.9, such term also includes any member of a "controlled group" (as defined in ERISA) of which the named Borrower is a member.

         (e) "CERCLA" is defined in Section 3.12.

         (f) "Collateral" is defined in Section 2.1.

         (g) "ERISA" is defined in Section 3.11.

         (h) "Event of Default" is defined in Section 6.1.

         (i) "Fixed Charge Coverage" means a fraction in which the numerator is the sum of the net income of Borrower (after provision for federal and state taxes) for the 12-month period proceeding the applicable date plus the interest, lease and rental expense of Borrower for the period plus the sum of non-cash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and deferred taxes and expenses) and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period proceeding the applicable date. If Borrower has elected treatment as an S Corp9oration under the Internal Revenue Code, however, "Fixed Charge Coverage" means a fraction in which the numerator is the sum of the net income of Borrower (after deduction of an amount equal to the federal and state income taxes, calculated at the marginal rates which would otherwise have been applicable to Borrower at such time, which Borrower would have been required to pay if it had not elected treatment as an S Corporation for federal and state income tax purposes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the period plus the sum of noncash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and expenses), and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12- month period preceding the applicable date.

         (j) "Guarantor" means any person or entity who endorses the Note or who now or hereafter guarantees payment or collection of the Revolving Loan in whole or in part.

         (k) "Note" is defined in Section 1.1 and includes any promissory note or notes given in extension or renewal of, or in substitution for, the original Note.

         (l) "Revolving Loan" is defined in Section 1.1.

         (m) "Separate Agreement" is defined in Section 2.1.

                          ARTICLE VIII - MISCELLANEOUS

         Section 8.1. No delay or failure on the part of the Bank in the exercise of any right, power or privilege granted under this Agreement or the Note, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Bank unless made in writing or signed by Bank, and then only to the extent expressly specified therein.

         Section 8.2. All notices and communications provided for hereunder shall be in writing, delivered by hand or sent by first-class or certified mail, postage prepaid to the following addresses:

(a) If to Bank                SOUTHTRUST BANK of Florida
                              P.O. BOX 4705
                              SARASOTA, FL 34230
                              Attention: B.  EDWIN WYATT, JR.  AVP

(b) If to Borrower:
                              SURGICAL SAFETY PRODUCTS, INC.
                              2018 OAK TERRACE, SUITE 400
                              SARASOTA, FL 34231
                              Attention: G. MICHAEL SWOR
                                        President/Director

Either Borrower or Bank, or both, may change its addresses for notice of purposes by notice to the other party in the mater provided herein.

         Section 8.3. This Agreement and the Note shall be governed by and construed and enforced in accordance with the substantive laws of the United States and the state in which the principal office of Bank is located, without regard to that state's rules governing conflicts of law.

         Section 8.4. All representations and warranties contained in this Agreement or made or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Note, shall be deemed to be made anew each time Borrower requests a loan under this Agreement, and shall survive until the Revolving Loan and all interest thereon are paid in full.

         Section 8.5. This Agreement shall bind and inure to the benefit of Borrower and Bank, and their respective successors and assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity.

         Section 8.6. Time is of the essence in the payment and performance of every term and covenant of this Agreement and the Note.

         Section 8.7. This Agreement may be amended or modified, and Borrower may take any action herein prohibited, or omit to perform any action required to be performed by it, only if Borrower shall obtain the prior written consent of Bank to such amendment, modification, action or omission to act, and no course of dealing between Borrower and Bank shall operate as a waiver of any right, power or privilege granted under this Agreement, under the Note or the Separate Agreements, or available at law or in equity. This Agreement, the Note, and the Separate Agreement contain the entire agreement between Borrower and Bank regarding the Revolving Loan and the Collateral. No oral representations or statements shall be binding on Bank, and no agent of Bank has the authority to vary the terms of this Agreement except in writing on the face hereof or on a separate page attached hereto.

         Section 8.8. All rights, powers and privileges granted hereunder shall be cumulative, and shall not be exclusive of any other rights, powers and privileges granted by the Note or any other document or agreement, or available at law or in equity.

         Section 8.9. Upon the occurrence and during the continuation of an Event of Default, Borrower recognizes Bank's right, without notice or demand, to apply any indebtedness due or to become due to Borrower from Bank in satisfaction of any of the indebtedness, liabilities or obligations of Borrower under this Agreement, under the Note, or under any other note, instrument, agreement, document or writing of Borrower held by or executed in favor of Bank, including, without limitation, the right to set off against any deposits or cash collateral of Borrower held by Bank. In addition to the right to setoff, as additional collateral for the Revolving Loan, Borrower hereby grants to Bank a continuing lien on and security interest in all deposit accounts of Borrower now or hereafter held by Bank, including all certificates of deposit now or hereafter issued to Borrower by Bank.

         Section 8.10. Borrower hereby agrees to indemnify Bank and its officers, directors, agents and attorneys against, and to hold Bank and all such other persons harmless from, any claims, demands, liabilities, costs, damages, and judgments (including without limitation, liability under CERCLA, the Federal Resource Conservation and Recovery Act, or other environmental law or regulation, and costs of defense and attorneys' fees) resulting from any Representation or Warranty made by Borrower or on Borrower's behalf pursuant to
Article III of this Agreement having been false when made, or resulting from Borrower's breach of any of the covenants set forth in Articles IV or V of this Agreement. This Agreement of indemnity shall be a continuing agreement and shall survive payment of the Revolving Loan and the Note and termination of this Agreement.

WITNESS the hand and seal of the parties hereto or as of the date first above written.


BANK: SOUTHTRUST BANK of Florida           BORROWER: SURGICAL SAFETY
          National Association                       PRODUCTS, INC.

By: /S/B.  Edwin Wyatt, Jr                  By:/s/ G Michael Swor
--------------------------                   ---------------------
B.  EDWIN WYATT, JR.                        G. MICHAEL SWOR
Title: First Vice President                 Title: President

                                            Attest: ____________________
                                            Title: _____________________
                                                         (Corporate Seal)

                            WAIVER OF LANDLORD'S LIEN

STATE OF FLORIDA )
                 )
Sarasota COUNTY  )

KNOW ALL MEN BY THESE PRESENTS:

     That  the  undersigned  Savannah  Leasing,   Inc.  (whether  one  or  more,
hereinafter called "Landlord") is the owner of the real property located in the State of Florida, Sarasota County, described as follows:

         2018 OAK TERRACE, SARASOTA, FLORIDA

Landlord has leased said real property to SURGICAL SAFETY PRODUCTS, INC. ("Tenant"). Landlord recognizes that all equipment and/or inventory owned by Tenant and now or hereafter installed in or located on said real property is to be collateral for loans made by SOUTHTRUST BANK OF FLORIDA, NATIONAL ASSOCIATION ("Bank") to Tenant. To induce Bank to make such loans to Tenant, and in consideration of such loans, Landlord hereby (a) agrees with Bank that all machinery, furniture and equipment now or hereafter owned by Tenant and now or at any time hereafter located on said real property shall remain personal property and may be removed by Bank at any time; and (b) waives and subordinates in favor of Bank (but not in favor of any other person or entity) any right, title, lien or claim which Landlord (or any of them, if more than one) might otherwise have, whether by statute, agreement or otherwise in, to or on any of said machinery, furniture, or equipment and in, to or on any inventory (as defined in the Uniform Commercial Code) now or hereafter owned by Tenant and now or at any time hereafter located on said real property.

         IN WITNESS WHEREOF, Landlord has executed these presents, or has caused these presents to be executed by its officer or partner thereunto duly authorized, this 7TH day of JUNE, 2000.

                                   Savannah Leasing, Inc.
                                   (Name of Corporation, Partnership Or firm)

_____________________              By:/s/G.  Michael Swor  Title:
         Witness                      G.  Michael Swor & Andrea Swor or

---------------------              --------------------------------
         Witness                   (Name of Individual)

INDIVIDUAL ACKNOWLEDGMENT
STATE OF FLORIDA
COUNTY OF ___________

The  foregoing   instrument  was  acknowledged   before  me  this  ____  day  of
___________,  19____ by ________________________  |_| who is personally known to
me |_| who has produced  ___________________  ______________ as  identification, and who did not take an oath.
------------------------------
Notary Signature
--------------------------------------
Notary Name (typed, Printed or Stamped)
--------------------------------------
Serial Number

CORPORATE ACKNOWLEDGMENT
STATE OF FLORIDA
COUNTY OF ___________

The foregoing instrument was acknowledged before me this ____ day of _______, 19____ by _________________, A ___________________ corporation, on behalf of the
corporation. He/She |_| who is personally known to me |_| who has produced _____________________ ___________ as identification, and who did not take an oath.

-------------------------------------
Notary Signature
--------------------------------------
Notary Name (typed, Printed or Stamped)
--------------------------------------
Serial Number

PARTNERSHIP ACKNOWLEDGMENT
STATE OF FLORIDA
COUNTY OF ___________

The foregoing instrument was acknowledged before me this ____ day of _______, 19__ by _______________ a partnership, He/She |_| who is personally known to me |_| who has produced ___________________ as identification, and who did not take an oath.
-------------------------------------
Notary Signature
--------------------------------------
Notary Name (typed, Printed or Stamped)
--------------------------------------
Serial Number

                         CERTIFIED CORPORATE RESOLUTIONS

I HEREBY CERTIFY that I am Secretary of SURGICAL SAFETY PRODUCTS, INC. A corporation organized and existing under the laws of the State of FLORIDA. I FURTHER CERTIFY that a meeting of the Board of Directors of said corporation was duly called and held at its offices in the City of SARASOTA and State of FLORIDA on the 7th day of JUNE 2000, that at said meeting a quorum was present and voting throughout, and that the following resolutions were duly adopted:
"Resolved, that SURGICAL SAFETY PRODUCTS, INC., (hereinafter called the "corporation") borrow from SOUTHTRUST BANK (hereinafter called the "Bank"), from time to time, such sums of money as, in the judgment of the officer or officers hereinafter authorized, this corporation may require: "Resolved Further, that any 2 (specify number, any one is authorized if no greater number is specified) of the following named officers of this corporation, G. MICHAEL SWOR the C.E.O AND CHAIRMAN, DON LAWRENCE, PRESIDENT/C.O.O., and their respective successors in office, (the officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers") be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank agreements for the borrowing of money and to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to convey, grant, assign, transfer, pledge, mortgage or otherwise hypothecate and deliver by such instruments in writing or otherwise as may be demanded by Bank, any of the property of this corporation, including real and personal property and chooses in action, as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or any other person or entity to the Bank, whether arising under authority of this resolution or otherwise; (3) to endorse and guarantee notes and other indebtedness of any other person or entity to the Bank; and (4) to perform all acts and execute and delivery all agreements and instruments which the authorized officers may deem necessary or appropriate to carry out the purposes of this resolution;

"Resolved Further, that said authorized officers be and they are hereby authorized, directed and empowered, and that any one of said authorized officers be and he is hereby authorized, directed and empowered (1) to discount with, assign or sell to the Bank conditional sales contracts, notes, acceptances, drafts, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said conditional sales contracts, notes, acceptances, drafts, receivables and evidences of indebtedness so discounted, assigned or sold, and to guarantee the payment of the same to the Bank; (2) to apply for an obtain from the Bank letters of credit and in connection therewith to execute such agreements, applications, trust receipts, pledge agreements, guarantees, indemnities, agreements for cover and other financial undertakings as Bank may require; and (3) to enter into leases of personal property from the Bank containing such terms as said officers shall deem to be appropriate, whether such leases are true leases or leases intended as security, and whether such leases contain options on the part of this corporation to purchase the lease property or not; "Resolved Further, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, which revocation shall have prospective effect only, and that the certification of the Secretary of this corporation as to the signature of the above-named persons shall be binding on this corporation."

I FURTHER CERTIFY, that the foregoing resolutions are withing the power of the Board of Directors to adopt as provided in the Articles of Incorporation and By-Laws of this corporation, and that said resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the genuine signatures of the officers authorized to sign for this corporation by virtue of said resolutions.

Authorized Signatures:

/s/ G Michael Swor
(Signature) G. MICHAEL SWOR, C.E.O/CHAIRMAN

/s/Don Lawrence
(Signature) DON LAWRENCE, PRESIDENT/C.O.O.

                                            Federal ID# 65-0565144

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary and affixed the corporate seal to said corporation this ____ day of ____________.

Corporate Seal
(if none, so state)

                           /s/ Pauline Parrish
                           (Signature) PAULINE PARRISH

                   FURTHER ASSURANCE AND COMPLIANCE AGREEMENT

         For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, and the funding of that certain Loan of even date in the amount of $ 100,000.0 from SOUTHTRUST BANK OF Florida, National Association (herein, "Bank") to the borrower agrees to cooperate, adjust, initial, re-execute and re-deliver any and all closing documents, including but not limited to any notes, mortgages, deeds, affidavits and closing statements if deemed necessary or desirable at the sole discretion of the bank in order to consummate or complete the Loan from the Bank to Borrower or to perfect the Bank's lien or mortgage. It is the intention of the Borrower that all documentation for the Loan shall be an accurate reflection of the Bank's requirements.

         The Borrower agrees and covenants to assure that the Loan and its documentation will conform to the Bank's requirements. The Bank is relying upon this Agreement and the covenants contained herein in closing this transaction and funding the Loan to Borrower.

         Bank shall have the right to bring suit to enforce the obligations incurred in connection with this Agreement, and in the event any suit is brought to enforce this Agreement, the Bank shall be entitled to recover all costs and expenses incurred, including a reasonable attorney fee.

         DATED this 7th day of JUNE 2000.

WITNESSES:                             "BORROWER(S)"
                                       Surgical Safety Products, Inc.

/s/ B.  Edwin Wyatt                    /s/G Michael Swor
                                       G. MICHAEL SWOR, M.D.

Loan # 7301868-00002

SouthTrust
Bank [Logo]

                SOUTHTRUST BANK OF Florida, National Association
                    CLOSING STATEMENT FOR LOAN DATED 06/07/00

Florida State Documentary Stamps                              $        N/A

Loan Fee to SouthTrust Bank                                            500.00

DOC.  PREP FEE                                                         150.00

INTEREST DUE 6-7-00                                                    789.69

LATE FEE DUE                                                           250.00
UCC-1 FILING FEE                                                        25.00

____________________________                                           n/a

_____________________________                                          n/a

_____________________________                                          n/a


TOTAL                                                         $      1689.69

                                          SURGICAL SAFETY PRODUCTS, INC.

                                                /S/ G. MICHAEL SWOR
                                      --------------------------------------
                                            G. MICHAEL SWOR, PRESIDENT
                                       -------------------------------------